Exhibit 10.1
AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of February 10, 2010
          AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among Eastman Kodak Company (the “Company”), Kodak Canada Inc. (“Kodak Canada”), the Lenders (as defined in the Credit Agreement referred to below) and Citicorp USA, Inc., as Agent (the “Agent”).
          PRELIMINARY STATEMENTS:
          1. The Company, Kodak Canada and the subsidiaries of the Company party thereto have entered into the Amended and Restated Credit Agreement, dated as of March 31, 2009 (as amended by Amendment No. 1 to the Credit Agreement, dated as of September 17, 2009, and as further amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), with the Lenders party thereto, the Agent, Bank of America, N.A., as Syndication Agent and Citigroup Global Markets Inc. and Banc of America Securities LLC, as Co-Lead Arrangers and Co- Bookrunners. Capitalized terms not otherwise defined in this Amendment have the meanings specified therefor in the Credit Agreement after giving effect to this Amendment.
          2. The Company has requested the ability to refinance all or any portion of its Existing Debt (and any Permitted Senior Debt refinancing such Existing Debt) with the proceeds from Permitted Senior Debt and in connection therewith, the Borrowers have requested certain modifications to the Credit Agreement to permit such refinancing and the issuance of such Debt.
          3. The Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in response to the Borrowers’ request as set forth herein.
          AGREEMENT:
          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
          SECTION 1. Amendment to Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:
     “Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of February 10, 2010, among the Borrowers, the Lenders and the Agent.
     “Amendment No. 2 Effective Date” means the “Amendment Effective Date” under and as defined in Amendment No. 2.
     “Existing Debt” has the meaning set forth in Section 5.02(d)(ii).
     “Permitted Refinancing Debt” means any Debt issued or incurred in connection with the refinancing, refunding, exchange, defeasance or replacement of any Existing Debt, any other Debt permitted by Section 5.02(d)(ii) or any Permitted Senior Debt;

provided that (a) the principal amount of the Permitted Refinancing Debt shall not exceed the sum of the principal amount of such Existing Debt, other Debt permitted by Section 5.02(d)(ii) or Permitted Senior Debt outstanding immediately prior to such refunding, refinancing, exchange, defeasance or replacement plus any premiums or penalties, accrued and unpaid interest, and reasonable fees and expenses (including, without limitation, customary legal fees and expenses, accountant’s fees and broker’s and underwriters discounts and commissions), in each case associated with the Debt being refinanced, refunded, exchanged, defeased or replaced and (b) any Debt refunding, refinancing, exchanging, defeasing or replacing such Existing Debt, other Debt permitted by Section 5.02(d)(ii) or Permitted Senior Debt shall be on terms that satisfy the definition of Permitted Senior Debt (provided that, notwithstanding anything contained in the definition of Permitted Senior Debt to the contrary, any Debt refunding, refinancing, exchanging, defeasing or replacing such Existing Debt, other Debt permitted by Section 5.02(d)(ii) or Permitted Senior Debt shall have a final maturity date on a date that is no earlier than the Debt being refunded, refinanced, exchanged, defeased or replaced).
     (b) The definition of “Intercreditor Agreement” in Section 1.01 of the Credit Agreement is amended by replacing each reference to “hereto” therein with “to Amendment No. 1”.
     (c) The definition of “Permitted Senior Debt” in Section 1.01 of the Credit Agreement is amended by: (i) deleting the phrase “in an aggregate principal amount not to exceed $700,000,000 (plus any increase in the principal amount thereof by the amount of any interest that is paid in kind pursuant to the terms of the applicable Permitted Senior Debt Documents)”; (ii) adding the following sentence at the end thereof: “For the avoidance of doubt, Permitted Senior Debt shall include for all purposes of this Agreement any Permitted Refinancing Debt issued or incurred by the Company and/or its Subsidiaries.” and (iii) by amending and restating clause (c) to the first proviso thereof in its entirety as follows:
     “(c) with respect to any Permitted Senior Debt that constitutes Permitted Refinancing Debt, at all times prior to the application of such proceeds to the refinancing, refunding, exchange, defeasance or replacement of Debt of the Company and its Subsidiaries in accordance with the terms hereof, the Net Debt Proceeds of such Debt shall be deposited into one or more Deposit Accounts (other than any checking accounts) in the United States with respect to which the Agent has a perfected security interest”.
     (d) The definition of “Permitted Senior Debt Cash Collateral Account” in Section 1.01 of the Credit Agreement is deleted in its entirety.
     (e) The definition of “Required Escrow Amount” in Section 1.01 of the Credit Agreement is deleted in its entirety.
     (f) Section 2.22 of the Credit Agreement is amended and restated as follows:
     “SECTION 2.22. Reserved.”.
     (g) Section 5.02(a)(vii) of the Credit Agreement is amended and restated as follows:
     “(vii) other Liens on assets not consisting of Collateral which secure Debt, or judgments pending appeal, in an aggregate principal amount not to exceed $200,000,000 at any time outstanding, provided that (A) such Liens shall not encumber (i) “Principal

Properties” as such term is defined in the Indenture or (ii) any capital stock or indebtedness of any “Restricted Subsidiary” (as defined in the Indenture) and (B) the aggregate outstanding principal amount of any Debt secured by Liens pursuant to this Section 5.02(a)(vii), together with the aggregate outstanding principal amount of any Permitted Senior Debt issued or incurred after the Amendment No. 2 Effective Date that is not Permitted Refinancing Debt and, without duplication, the aggregate outstanding principal amount of any Debt issued or incurred pursuant to Section 5.02(d)(viii), shall not exceed $200,000,000 at any time,”
     (h) Section 5.02(d)(ii) of the Credit Agreement is amended and restated as follows:
     “(ii) Debt existing on the Amendment No. 2 Effective Date and described on Schedule 5.02(d) to Amendment No. 2 (the “Existing Debt”) and (A) except with respect to Existing Debt that constitutes Permitted Senior Debt, any Debt extending the maturity of, or refunding, refinancing, exchanging, defeasing or replacing, in whole or in part, the Existing Debt, provided that (1) the principal amount of such Debt shall not exceed the sum of the principal amount of the Existing Debt outstanding immediately prior to such extension, refunding, refinancing, exchange, defeasance or replacement plus any premiums or penalties, accrued and unpaid interest, and reasonable fees and expenses (including, without limitation, customary legal fees and expenses, accountant’s fees and broker’s and underwriters discounts and commissions), in each case associated with the Debt being refinanced, refunded, exchanged, defeased or replaced, (2) the direct and contingent obligors therefor shall not be changed, other than (x) for changes necessitated by changes in the organizational structure of the Company and its Subsidiaries, as a result of or in connection with such extension, refunding, refinancing, replacement, defeasance or exchange or (y) to eliminate obligors and (3) any Debt refunding, refinancing, exchanging, defeasing or replacing such Existing Debt shall mature on a date that is no earlier than 90 days after the Initial Termination Date or the Extension Termination Date and (B) any Permitted Refinancing Debt in respect of Existing Debt,”.
     (i) Section 5.02(d)(viii) of the Credit Agreement is hereby amended and restated as follows:
     “(viii) other Debt (whether secured or unsecured) to the extent such Debt would be permitted to be secured under Section 5.02(a)(vii), provided that (i) on the date of incurrence thereof, the Company shall be in pro forma compliance with the Fixed Charge Coverage Ratio and (ii) the aggregate outstanding principal amount of Debt issued or incurred pursuant to this Section 5.02(d)(viii), together with the aggregate outstanding principal amount of any Permitted Senior Debt issued or incurred after the Amendment No. 2 Effective Date that is not Permitted Refinancing Debt and, without duplication, the aggregate outstanding amount of any Debt secured by Liens pursuant to Section 5.02(a)(vii), shall not exceed $200,000,000 at any time,
     (j) Section 5.02(d)(xvii) of the Credit Agreement is hereby amended and restated as follows:
     “(xvii) Permitted Senior Debt and any Permitted Refinancing Debt in respect thereof; provided that the aggregate outstanding principal amount of Permitted Senior Debt issued or incurred after the Amendment No. 2 Effective Date that is not Permitted Refinancing Debt, together with the aggregate outstanding principal amount of any Debt issued or incurred pursuant to Section 5.02(d)(viii) and, without duplication, the aggregate outstanding principal amount of any Debt secured by Liens pursuant to Section 5.02(a)(vii), shall not exceed $200,000,000 at any time, and”.
     (k) Clause (F) of Section 5.02(k)(i) of the Credit Agreement is hereby amended and restated as follows:
     “(F) to the extent that such prepayment, redemption, purchase, defeasance or other satisfaction constitutes a refinancing, extension, refunding, exchange, defeasance or replacement of Existing Debt pursuant to Section 5.02(d)(ii) or is made with the proceeds from (x) Permitted Refinancing Debt or (y) Permitted Senior Debt issued or incurred prior to the Amendment No. 2 Effective Date; provided that (1) before and after giving effect to such prepayment, redemption, purchase, defeasance or other satisfaction, no Default under Section 6.01(a) or (e) or Event of Default shall have occurred and be continuing and (2) the Agent shall have received a certificate from a Responsible Officer of the Company certifying compliance with the foregoing clause (1)”.
          SECTION 2. Direction to Agent re: Security Agreement. Effective as of the Amendment Effective Date, the Required Lenders hereby authorize and direct the Agent to amend the Security Agreement, from time to time, and in accordance with the terms of any applicable Intercreditor Agreement: (a) to change the threshold for Material Subsidiaries (as defined in the Security Agreement) to a level equal to the lowest of any corresponding level set forth in the Permitted Senior Debt Documents, but in any event not to exceed the level set forth in the definition of “Material Subsidiary” set forth in the Credit Agreement; and (b) to make any correction to any provision of the Security Agreement that could, without such correction, reasonably result in the notes or other debt securities issued pursuant to the Indenture being equally and ratably secured by Collateral under the terms of the Indenture; in each case including any incidental amendments to Security Agreement required in connection therewith.
          SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied or waived:
     (a) The Agent shall have received counterparts of this Amendment executed by (i) each of the Company, Kodak Canada and each Guarantor and (ii) the Required Lenders, or as to any such Lender, advice satisfactory to the Agent that such Lender has executed this Amendment.
     (b) The Agent shall have received a certificate of each Borrower signed on behalf of such Borrower by a Responsible Officer, dated the date of the Amendment Effective Date, certifying as to (i) the correctness of the representations and warranties contained in the Loan Documents as though made on and as of the date of the Amendment Effective Date, before and after giving effect to this Amendment and (ii) the absence of any event occurring and continuing, or resulting from the Amendment Effective Date, that constitutes a Default.
     (c) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the authorization of the transactions under this Amendment and any other legal matters relating to the Loan Parties, this Amendment or the transactions contemplated hereunder, all in form and substance reasonably satisfactory to the Agent and its counsel.
     (d) Immediately before and after giving effect to this Amendment, no Default shall have occurred and be continuing.

     (e) The Company shall have paid (i) to the Agent, for the benefit of each Lender under Revolving Credit Facility-B executing this Amendment prior to or concurrently with the effectiveness thereof, the amendment fee described in the Fee Letter dated February 3, 2010, between the Company and the Agent (the “Fee Letter”) and (ii) all invoiced accrued fees and expenses of the Agent and Citigroup Global Markets Inc., as sole lead arranger in respect of this Amendment, (including the reasonable fees and expenses of Shearman & Sterling LLP, counsel for the Agent and the sole lead arranger in respect of this Amendment, for which invoices shall have been provided to the Company at least two Business Days prior to the Amendment Effective Date).
     (f) The Borrowers shall have permanently reduced Commitments under the Revolving Credit Facility-A, for the benefit of each Lender under Revolving Credit Facility-A executing this Amendment prior to or concurrently with the effectiveness thereof (other than any such Lender electing in writing to the Agent at or prior to such time to not receive such Commitment reduction), in the aggregate principal amount set forth in the Fee Letter.
          By executing this Amendment, the Required Lenders hereby (i) consent to the payment of amendment fees in accordance with Section 2(e) hereof and the reduction in Commitments under the Revolving Credit Facility-A in accordance with Section 2(f) hereof, (ii) agree that the Credit Agreement is deemed to be amended to make any modifications to the applicable payment, pro rata and sharing provisions of the Credit Agreement needed to permit the payment by the Company of amendment fees in accordance with Section 2(e) hereof and to permit the Company to reduce Commitments under the Revolving Credit Facility-A in accordance with Section 2(f) hereof, (iii) waive any notice and dollar amount requirements under Sections 2.05(a) or 2.10(a) of the Credit Agreement in connection with the reduction in Commitments under the Revolving Credit Facility-A pursuant to Section 2(f) hereof and (iv) consent to the other amendments to the Credit Agreement set forth herein.
          SECTION 4. Representations and Warranties of the Loan Parties. Each of the Borrowers represents and warrants as follows:
          (a) The execution, delivery and performance by the Loan Parties of this Amendment and the performance by the Loan Parties of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.
          (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with their respective terms, except as enforceability may be affected by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and by general principles of equity, whether enforcement is sought in a proceeding in equity or at law.
          SECTION 5. Reference to and Effect on the Credit Agreement and the other Loan Documents.
          (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “the Amended and Restated Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement (as specifically amended by this Amendment), the Notes, the Security Agreement, the Canadian Security Agreement and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents.
          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          (d) The Loan Parties and the Required Lenders hereby agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically amended by this Amendment) and the other Loan Documents.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or in .pdf or other electronic format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7. Miscellaneous. Section and subsection headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EASTMAN KODAK COMPANY, as a Borrower
By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Treasurer

KODAK CANADA INC., as a Borrower
By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 2]

CREO MANUFACTURING AMERICA LLC KODAK AVIATION LEASING LLC each as a Guarantor
By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Manager

EASTMAN GELATINE CORPORATION
EASTMAN KODAK INTERNATIONAL CAPITAL
COMPANY, INC.
FAR EAST DEVELOPMENT LTD.
FPC INC.
KODAK (NEAR EAST), INC.
KODAK AMERICAS, LTD.
KODAK IMAGING NETWORK, INC.
KODAK PORTUGUESA LIMITED
KODAK REALTY, INC.
LASER EDIT, INC.
LASER-PACIFIC MEDIA CORPORATION
PACIFIC VIDEO, INC.
PAKON, INC.
QUALEX INC.
        each as a Guarantor

By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Treasurer

KODAK PHILIPPINES, LTD. NPEC INC. each as a Guarantor
By:	/s/ William G. Love
	Name:	William G. Love
	Title:	Assistant Treasurer

[Signature Page to Amendment No. 2]

CITICORP USA, INC. as Agent
By:	/s/ Shane V. Azzara
	Name:	Shane V. Azzara
	Title:	Director

[Signature Page to Amendment No. 2]

CITICORP USA, INC. as a Lender
By:	/s/ Shane V. Azzara
	Name:	Shane V. Azzara
	Title:	Director

[Signature Page to Amendment No. 2]

Bank of America, N.A.,
as a Lender

By:	/s/ Matthew F. O’Keefe Name: Matthew F. O’Keefe
Title: Senior Vice President
[Signature Page to Amendment No. 2]

LLOYDS TSB BANK PLC,
as a Lender

By:	/s/ Susanne Hughes Name: Susanne Hughes
Title: Senior Vice President

By:	/s/ N.J. Bruce Name: N.J. Bruce
Title: Managing Director
[Signature Page to Amendment No. 2]

[CITIBANK, N.A.-SECONDARY TRADING],
as a Lender

By:	/s/ Brian Blessing Name: Brian Blessing
Title: Attorney-in-Fact
[Signature Page to Amendment No. 2]

Morgan Stanley Senior Funding, Inc.
as a Lender

By:	/s/ Ryan Vetsch Name: Ryan Vetsch
Title: Vice President
[Signature Page to Amendment No. 2]

The Bank of New York Mellon,
as a Lender

By:	/s/ Thomas Frangione Name: Thomas Frangione
Title: Vice President
[Signature Page to Amendment No. 2]

PNC BANK, N.A.
as a Lender

By:	/s/ Eric L. Moore Name: Eric L. Moore
Title: Vice President
[Signature Page to Amendment No. 2]

Commerzbank AG New York and Grand Cayman Branches
as a Lender

By:	/s/ Daniel Kubis
Name: Daniel Kubis
Title: Authorized Signatory

/s/ Douglas I. Glickman
Douglas I. Glickman
Authorized Signatory
[Signature Page to Amendment No. 2]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Yoshihiro Hyakutome Name: Yoshihiro Hyakutome
Title: General Manager
[Signature Page to Amendment No. 2]

Mizuho Corporate Bank, Ltd. as a Lender
By:	/s/ Noel Purcell
	Name:	Noel Purcell
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

Barclays Bank PLC, as a Lender
By:	/s/ Douglas Bernegger
	Name:	Douglas Bernegger
	Title:	Director

[Signature Page to Amendment No. 2]

GOLDMAN SACHS LENDING PARTNERS LLC as a Lender
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

[Signature Page to Amendment No. 2]

PIMCO Floating Rate Strategy Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Arthur Y.D. Ong Arthur Y.D. Ong
Executive Vice President
[Signature Page to Amendment No. 2]

PIMCO Floating Rate Income Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

	By:	/s/ Arthur Y.D. Ong Arthur Y.D. Ong
Executive Vice President
[Signature Page to Amendment No. 2]

Loan Funding III (Delaware) LLC

By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong Arthur Y.D. Ong
Executive Vice President
[Signature Page to Amendment No. 2]

Credit Suisse AG, Cayman Islands Branch, as a Lender

(fka Credit Suisse, Cayman Islands Branch)

By:	/s/ Shaheen Malik

Name: Shaheen Malik
Title: Vice President

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate
[Signature Page to Amendment No. 2]

CIT Group/Business Credit, Inc. as a Lender
By:	/s/ Renee Singer
	Name:	Renee Singer
	Title:	Senior Vice President

[Signature Page to Amendment No. 2]

Wells Fargo Capital Finance, LLC, as a Lender
By:	/s/ Jennifer Fong
	Name:	Jennifer Fong
	Title:	Account Executive, AVP

[Signature Page to Amendment No. 2]

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Todd Meller
Name: Todd Meller
	Title:	Managing Director

[Signature Page to Amendment No. 2]

[CITIBANK, N.A.-SECONDARY TRADING], as a Lender
By:	/s/ Brian Blessing
	Name:	Brian Blessing
	Title:	Attorney-In-Fact

[Signature Page to Amendment No. 2]

SOCIETE GENERALE, as a Lender
By:	/s/ Ambrish Thanawala
	Name:	Ambrish Thanawala
	Title:	Managing Director

[Signature Page to Amendment No. 2]

Fifth Third Bank, as a Lender
By:	/s/ Jim Janovsky
Jim Janovsky:
Vice President:

[Signature Page to Amendment No. 2]

NATIXIS as a Lender
By:	/s/ Frank H. Madden, Jr.
	Name:	Frank H. Madden, Jr.
	Title:	Managing Director

By:	/s/ Kelvin Cheng
	Name:	Kelvin Cheng
	Title:	Director

[Signature Page to Amendment No. 2]

The Foothill Group, LLC, as a Lender
By:	/s/ Jeff Nikora
	Name:	Jeff Nikora
	Title:	Executive Vice President

[Signature Page to Amendment No. 2]

DZ BANK AG Deutsche Zentral-Genossenschaftsbank Frankfurt am Main New York Branch
By:	/s/ Paul Fitzpatrick
	Name:	Paul Fitzpatrick
	Title:	VP

By:	/s/ Oliver Hildenbrand
	Name:	Oliver Hildenbrand
	Title:	SVP

[Signature Page to Amendment No. 2]

LightPoint CLO 2004-I, Ltd., as a Lender
By:	/s/ Ann E. Ohalloran
	Name:	Ann E. Ohalloran
	Title:	Senior Specialist

[Signature Page to Amendment No. 2]

Premium Loan Trust I. Ltd., as a Lender
By:	/s/ Ann E. Ohalloran
	Name:	Ann E. Ohalloran
	Title:	Senior Specialist

[Signature Page to Amendment No. 2]

Schedule 5.02 (d)
Existing Company & Subsidiary Debt
$M

	Existing
Entity	Debt

Qualex, Inc.	$1
Creo Manufacturing America LLC	$8
Kodak Brasileira Comercio de Produtos para Imagem e Servicos Ltda.	$15
Kodak Graphic Communications Canada Company	$11
Kodak Mexicana S.A. de C.V.	$7
Kodak Argentina S.A.I.C.	$2
Kodak Polychrome Graphics Finance UK Limited (KPG EAMER)	$2
Kodak Polychrome Graphics Brasil, Comercio de Materiais Para Artes Graficas Ltda.	$6
Kodak SA/NV (Kodak Belgium)	$3
Kodak S.p.A. (Italy)	$2
Kodak Norge A/S (Norway)	$1
Kodak, S.A. (Spain)	$3
Kodak Nordic AB (Sweden)	$11
Kodak Limited	$8
Kodak GmbH (Germany) *	$142
Kodak International Finance Limited	$—
Kodak (Hong Kong) Limited	$1
Kodak New Zealand Limited	$1
Kodak India Limited	$2
Kodak Japan Ltd.	$1
Kodak (Near East), Inc. (Turkey)	$4
Kodak (China) Investment Co., Inc.; Eastman Kodak Sarl (Switzerland); Kodak-Pathe S.A.S.; Kodak (Egypt) S.A.E.; Kodak (Taiwan) Limited; Kodak (Thailand) Limited; Kodak (Near East), Inc. (Dubai); Kodak (Australasia) Pty. Limited; Kodak Korea Ltd. (South Korea); Kodak (China) Company Limited	$1	A

TOTAL Sub Debt	$232

EKC Parent Debt	$1,420

TOTAL Company Debt	$1,652

Principal Amount — Borrowed Money
Sun Note — US Portion *	$40
$500M Notes at 7.25% due 2013 *	$500
$575M Notes at 3.375% due 2033 *	$12
$400M Notes at 7.0% due 2017 *	$400
$300M Notes at 10.5% due 2017 *	$300
$10M Notes at 9.2% due 2021 *	$10
$3M Notes at 9.95% due 2018 *	$3

Subtotal — Borrowed Money	$1,265

Letters of Credit and other Debt	$155

TOTAL EKC Parent Debt	$1,420

A	Individually less than $1M; in aggregate total shown.

*	Existing Debt for purposes of the definition of Permitted Refinancing Debt and Section 5.02(d)(ii)(B) shall be limited to those identified with an asterisk (*) above